Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

Phone: 781/224-0880	Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao	Breht T. Feigh
	Chairman, President and	Executive Vice President,
	Chief Executive Officer	Chief Financial Officer and Treasurer
	781-224-0880	781-224-0880

AMERICAN DENTAL PARTNERS REPORTS

THIRD QUARTER AND NINE MONTHS 2009 FINANCIAL RESULTS

WAKEFIELD, MASSACHUSETTS – October 26, 2009 – American Dental Partners, Inc. (NASDAQ:ADPI) announced financial results today for the quarter and nine months ended September 30, 2009.

Comparing actual and adjusted results for the third quarter of 2009 with actual and pro forma results for the third quarter of 2008 (see “Debt Retirement Accounting” and “Litigation Settlement Accounting” for an explanation and “Supplemental Operating Data” tables for a presentation of the adjusted and pro forma results):

•	Net revenue was $67,986,000 for the third quarter 2009 as compared to $71,548,000 and pro forma $68,215,000 for the third quarter 2008.

•	Earnings from operations were $5,673,000 for the third quarter 2009 as compared to $7,958,000 and pro forma $5,046,000 for the third quarter 2008.

•	Net earnings were $1,399,000 as compared to $3,310,000. Adjusted net earnings were $2,030,000 as compared to pro forma $1,534,000.

•	Diluted net earnings per share were $0.10 as compared to $0.25. Adjusted diluted net earnings per share were $0.14 as compared to pro forma $0.12.

•	Diluted cash net earnings per share were $0.19 as compared to $0.35. Adjusted diluted cash net earnings per share were $0.23 as compared to pro forma $0.22.

Comparing actual and adjusted results for the nine months of 2009 with actual and pro forma results for the nine months of 2008 (see “Debt Retirement Accounting” and “Litigation Settlement Accounting” for an explanation and “Supplemental Operating Data” tables for a presentation of the adjusted and pro forma results):

•	Net revenue was $207,749,000 for the nine months 2009 as compared to $225,998,000 and pro forma $208,301,000 for the nine months 2008.

•	Earnings from operations were $19,075,000 for the nine months 2009 as compared to $54,920,000 and pro forma $16,097,000 for the nine months 2008.

•	Net earnings were $5,831,000 as compared to $28,808,000. Adjusted net earnings were $6,460,000 as compared to pro forma $5,125,000.

•	Diluted net earnings per share were $0.43 as compared to $2.19. Adjusted diluted net earnings per share were $0.47 as compared to pro forma $0.39.

•	Diluted cash net earnings per share were $0.73 as compared to $2.50. Adjusted diluted cash net earnings per share were $0.77 as compared to pro forma $0.70.

Operating Results

Patient revenue of the Company’s affiliated dental group practices was $103,224,000 for the quarter, which includes $96,459,000 from dental group practices which are affiliated with the Company by means of service agreements and $6,765,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was (.7%) for the quarter and (1.3%) excluding in-market affiliations.

Cash flow from operations was $11,452,000 for the quarter and capital expenditures were $1,252,000. The Company completed one de novo facility during the quarter.

The Company recognized $403,000 in stock-based compensation expense, $243,000 net of tax or $0.02 per diluted share, during the quarter as compared to $506,000, $309,000 net of tax or $0.02 per diluted share, for the prior year’s same quarter.

Debt Retirement Accounting

As previously announced the Company completed a public offering of common stock and refinanced its indebtedness in August 2009. Net proceeds from the sale of common stock of approximately $29,227,000 were used to retire existing indebtedness, and the Company entered into a new $130,000,000 senior secured credit facility, which includes a $50,000,000 revolving credit facility and an $80,000,000 term loan facility. As a result, included in interest expense, net, for the quarter was $1,043,000 of expenses associated with the retirement of the Company’s prior credit facilities, $629,000 net of tax or $0.04 per diluted share. In addition to its 2009 actual results, the Company has provided an adjusted financial presentation to exclude expense items related to the debt retirement.

Litigation Settlement Accounting

The Company’s 2008 financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles associated with the February 29, 2008 settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company. In addition to its 2008 actual results, the Company has provided a pro forma financial presentation to exclude the income and expense items related to the litigation settlement.

Cash net earnings, cash earnings from operations, adjusted 2009 financial results and the pro forma 2008 financial results are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.

For further discussion of these events and a comprehensive review of the third quarter ended September 30, 2009, the Company will host its previously announced conference call on Tuesday, October 27, 2009 at 9:00 a.m. EDT, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EDT, Tuesday, November 3, 2009.

American Dental Partners is one of the nation’s leading business partners to dental group practices. The Company is affiliated with 26 dental group practices which have 241 dental facilities with approximately 2,123 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively affect the matters herein described, including but not limited to the Company’s risks associated with overall or regional economic conditions, dependence upon affiliated dental practices, contracts its affiliated practices have with third-party payors, government regulation of the dental industry, impact of health care reform, dependence upon service agreements and the impact of any terminations or potential terminations of such contracts, business interruptions, the outcome of pending litigation and the Company’s acquisition and affiliation strategy, which are detailed from time to time in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including the annual report on Form 10-K for the year ended December 31, 2008 and quarterly reports on Form 10-Q.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net revenue	$67,986	$71,548	$207,749	$225,998
Operating expenses:
Salaries and benefits	28,745	30,491	87,494	97,347
Lab fees and dental supplies	9,527	9,967	30,141	33,091
Office occupancy expenses	8,647	8,291	25,688	25,784
Other operating expenses	6,871	6,726	19,872	20,206
General corporate expenses	3,546	3,055	10,238	10,150
Depreciation expense	2,688	2,658	8,103	8,116
Amortization of intangible assets	2,289	2,409	7,138	7,205
Litigation settlement (gain) expense	—	(7)	—	(30,821)

Total operating expenses	62,313	63,590	188,674	171,078

Earnings from operations	5,673	7,958	19,075	54,920
Interest expense, net	2,981	2,390	8,538	7,264

Earnings before income taxes	2,692	5,568	10,537	47,656
Income taxes	1,070	2,118	4,182	18,417

Consolidated net earnings	1,622	3,450	6,355	29,239
Noncontrolling interest	223	140	524	431

Net earnings	$1,399	$3,310	$5,831	$28,808

Net earnings per common share:
Basic	$0.10	$0.26	$0.44	$2.24

Diluted	$0.10	$0.25	$0.43	$2.19

Weighted average common shares outstanding:
Basic	14,186	12,900	13,361	12,867

Diluted	14,521	13,230	13,666	13,167

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	September 30, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$7,080	$6,626
Accounts receivable, net	20,399	25,875
Other current assets	10,012	12,183

Total current assets	37,491	44,684

Property and equipment, net	50,866	54,542

Other non-current assets:
Goodwill	76,122	76,122
Intangible assets, net	168,745	175,527
Other assets	8,049	2,378

Total non-current assets	252,916	254,027

Total assets	$341,273	$353,253

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$19,030	$21,383
Other current liabilities	11,727	9,517
Current maturities of debt	8,183	196

Total current liabilities	38,940	31,096

Non-current liabilities:
Long-term debt	72,194	131,441
Other liabilities	45,474	43,634

Total non-current liabilities	117,668	175,075

Total liabilities	156,608	206,171

Noncontrolling Interest	1,288	584

Commitments and contingencies
Stockholders’ equity	183,377	146,498

Total liabilities and stockholders’ equity	$341,273	$353,253

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Adjusted consolidated statement of income

for the three months ended September 30, 2009

	GAAP 2009	Non-GAAP Debt Adjustments (a)	Adjusted 2009
Net revenue	$67,986	—	$67,986
Operating Expenses:
Salaries and benefits	28,745	—	28,745
Lab fees and dental supplies	9,527	—	9,527
Office occupancy expenses	8,647	—	8,647
Other operating expenses	6,871	—	6,871
General corporate expenses	3,546	—	3,546
Depreciation	2,688	—	2,688
Amortization	2,289	—	2,289
Litigation settlement (income)	—	—	—

Total operating expenses	62,313	—	62,313

Earnings from operations	5,673	—	5,673
Interest expense, net	2,981	1,043	1,938

Earnings before income taxes	2,692	(1,043)	3,735
Income taxes	1,070		1,483

Consolidated net earnings	1,622		2,252
Noncontrolling interest	223		223

Net earnings	1,399		2,029
Amortization of service agreements, net of tax	1,373		1,373

Cash net earnings (b)	$2,772		$3,402

Diluted net earnings per common share	$0.10		$0.14

Diluted cash net earnings per common share (b)	$0.19		$0.23

(a)	Includes expenses associated with the retirement of the Company’s $75,000,000 revolving credit facility and $100,000,000 term loan.
(b)	Cash net earnings and diluted cast net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the three months ended September 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets		Management Services (c)	Pro Forma 2008

Net revenue	$71,548	—		$3,333	$68,215
Operating expenses
Salaries and benefits	30,491	—		246	30,245
Lab fees and dental supplies	9,967	—		—	9,967
Office occupancy expenses	8,291	—		60	8,231
Other operating expenses	6,726	—		108	6,618
General corporate expenses	3,055	—		—	3,055
Litigation expenses	(7)	(7	) (d)	—	—

EBITDA	13,025	7		2,919	10,099
Depreciation	2,658	—		14	2,644
Amortization	2,409	—		—	2,409

Earnings from operations	7,958	7		2,905	5,046
Interest expense, net	2,390	—		—	2,390

Earnings before income taxes	5,568	7		2,905	2,656
Income taxes	2,118				982

Consolidated earnings	3,450				1,674
Noncontrolling interest	140				140

Net earnings	3,310				1,534
Amortization of service agreements, net of tax	1,364				1,364

Cash net earnings (e)	$4,674				$2,898

Diluted net earnings per common share	$0.25				$0.12

Diluted cash net earnings per common share (e)	$0.35				$0.22

(c)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue and expenses associated with providing such services.
(d)	Includes miscellaneous income and expenses, including professional fees associated with the PDG litigation settlement.
(e)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Adjusted consolidated statement of income

for the nine months ended September 30, 2009

	GAAP 2009	Non-GAAP Debt Adjustments (f)	Adjusted 2009
Net revenue	$207,749	—	$207,749
Operating expenses:
Salaries and benefits	87,494	—	87,494
Lab fees and dental supplies	30,141	—	30,141
Office occupancy expenses	25,688	—	25,688
Other operating expenses	19,872	—	19,872
General corporate expenses	10,238	—	10,238
Depreciation	8,103	—	8,103
Amortization	7,138	—	7,138

Total operating expenses	188,674	—	188,674

Earnings from operations	19,075	—	19,075
Interest expense, net	8,538	1,043	7,495

Earnings before income taxes	10,537	(1,043)	11,580
Income taxes	4,182		4,595

Consolidated net earnings	6,355		6,985
Noncontrolling interest	524		524

Net earnings	5,831		6,461
Amortization of service agreements, net of tax	4,116		4,116

Cash net earnings (g)	$9,947		$10,577

Diluted net earnings per common share	$0.43		$0.47

Diluted cash net earnings per common share (g)	$0.73		$0.77

(f)	Includes expenses associated with the retirement of the Company’s $75,000,000 revolving credit facility and $100,000,000 term loan.
(g)	Cash net earnings and diluted cast net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the nine months ended September 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (h)		Management Services (i)	Pro Forma 2008
Net revenue	$225,998	$7,697		$10,000	$208,301
Operating expenses
Salaries and benefits	97,347	4,717		1,453	91,177
Lab fees and dental supplies	33,091	1,436		—	31,655
Office occupancy expenses	25,784	1,092		180	24,512
Other operating expenses	20,206	135		323	19,748
General corporate expenses	10,150	—		—	10,150
Litigation expenses	(30,821)	(30,821	)(j)	—	—

EBITDA	70,241	31,138		8,044	31,059
Depreciation	8,116	317		42	7,757
Amortization	7,205	—		—	7,205

Earnings from operations	54,920	30,821		8,002	16,097
Interest expense, net	7,264	—		—	7,264

Earnings before income taxes	47,656	30,821		8,002	8,833
Income taxes	18,417				3,277

Consolidated earnings	29,239				5,556
Noncontrolling interest	431				431

Net earnings	28,808				5,125
Amortization of service agreements, net of tax	4,079				4,079

Cash net earnings (k)	$32,887				$9,204

Diluted net earnings per common share	$2.19				$0.39

Diluted cash net earnings per common share (k)	$2.50				$0.70

(h)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(i)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue, expenses associated with providing such services, and salaries and benefits expense of management staff, including severance, who were terminated as a result of realigning the Company’s Minnesota-based management team.
(j)	Includes gain on disposal of assets of $30,763,000 and insurance proceeds of $1,002,000 for professional fees associated with the PDG litigation which were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $951,000.
(k)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Change in consolidated statement of income

for the three and nine months ended September 30, 2009 and 2008

	Three Months Ended September 30,			Nine Months Ended September 30,
	Adjusted 2009	Pro Forma 2008	Change	Adjusted 2009	Pro Forma 2008	Change

Net revenue	$67,986	$68,215	0%	$207,749	$208,301	0%
Operating expenses
Salaries and benefits	28,745	30,245	-5%	87,494	91,177	-4%
Lab fees and dental supplies	9,527	9,967	-4%	30,141	31,655	-5%
Office occupancy expenses	8,647	8,231	5%	25,688	24,512	5%
Other operating expenses	6,871	6,618	4%	19,872	19,748	1%
General corporate expenses	3,546	3,055	16%	10,238	10,150	1%

EBITDA	10,650	10,099	5%	34,316	31,059	10%
Depreciation	2,688	2,644	2%	8,103	7,757	4%
Amortization	2,289	2,409	-5%	7,138	7,205	-1%

Earnings from operations	5,673	5,046	12%	19,075	16,097	19%
Interest expense, net	1,938	2,390	-19%	7,495	7,264	3%

Earnings before income taxes	3,735	2,656	41%	11,580	8,833	31%
Income taxes	1,483	982	51%	4,595	3,277	40%

Consolidated net earnings	2,252	1,674	35%	6,985	5,556	26%
Noncontrolling interest	223	140	59%	524	431	22%

Net earnings	2,029	1,534	32%	6,461	5,125	26%
Amortization of service agreements, net of tax	1,373	1,364	1%	4,116	4,079	1%

Cash net earnings	$3,402	$2,898	17%	$10,577	$9,204	15%

Diluted net earnings per common share	$0.14	$0.12	16%	$0.47	$0.39	21%

Diluted cash net earnings per common share	$0.23	$0.22	6%	$0.77	$0.70	11%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Selected statistical data

	September 30, 2009	September 30, 2008

Number of dental facilities	241	244
Number of operatories (l)	2,123	2,115
Number of affiliated dentists (m)	542	551

(l)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(m)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona’s Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (n)

	Three Months Ended September 30,		% Change	Nine Months Ended September 30,		% Change
	2009	2008		2009	2008
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$102,865	$103,560	-0.7%	$315,050	$315,904	-0.3%
Platform dental group practices that affiliated with us during periods of comparison	359	—	100.0%	1,978	981	101.6%

Total patient revenue	103,224	103,560	-0.3%	317,028	316,885	0.0%
Patient revenue of Arizona’s Tooth Doctor for Kids	6,765	6,427	5.3%	19,163	18,592	3.1%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	96,459	97,133	-0.7%	297,865	298,293	-0.1%
Amounts due to us under service agreements	60,652	60,979	-0.5%	186,621	186,805	-0.1%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$35,807	$36,154	-1.0%	$111,244	$111,488	-0.2%

(n)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company’s financial results and patient revenue of Arizona’s Tooth Doctor for Kids which is consolidated with the Company’s financial results.